UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2014

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51883	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

150 Rainville Road

Tarpon Springs, FL 34689

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 10, 2014, MagneGas Corporation (the “Company”) signed a Letter of Intent (the “LOI”) with Pioneer Recycling (“Pioneer”), to test and treat liquid medical waste and expired pharmaceuticals. The LOI calls for Pioneer to provide initial testing of medical waste and expired pharmaceuticals. Ultimately, the companies want to form a joint venture to market a comprehensive treatment solution.

On October 14, 2014, the Company issued a press release with regard to the LOI.

The foregoing description of the terms of the LOI is qualified in its entirety by reference to the provisions of the LOI filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein. The press release is filed as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Letter of Intent with Pioneer Recycling, dated October 10, 2014.
Exhibit 99.2	Press Release, dated October 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: October 14, 2014	By:	/s/ Ermanno Santilli
Ermanno Santilli
Chief Executive Officer